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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

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[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  Intergrated Packaging Assembly Corporation
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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Notes:

                   INTEGRATED PACKAGING ASSEMBLY CORPORATION

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Integrated Packaging Assembly Corporation a California corporation (the "Company"), will be held on Thursday, June 17, 1997, at 10:00 a.m., local time, at the Company's offices at 2221 Old Oakland Road, San Jose, California, for the following purposes:

     1. To elect five (5) directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2. To approve a change in the Company's state of incorporation from California to Delaware by means of a merger of the Company with and into a wholly owned Delaware subsidiary of the Company.

     3. To amend the Company's 1993 Stock Option Plan to increase the number of shares available for issuance thereunder by 500,000 shares to an aggregate of 2,514,921 shares.

     4. To ratify the appointment of Price Waterhouse LLP as independent accountants for the Company for the 1997 fiscal year.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only Shareholders of record at the close of business on April 22, 1997 are entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy.

                                    FOR THE BOARD OF DIRECTORS


                                    J. Robert Suffoletta
                                    Secretary

San Jose, California
May __, 1997


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IMPORTANT: Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy in the envelope provided.
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                   INTEGRATED PACKAGING ASSEMBLY CORPORATION
                               2221 OAKLAND ROAD
                             SAN JOSE, CALIFORNIA

                           PROXY STATEMENT FOR 1997

                        ANNUAL MEETING OF SHAREHOLDERS

     The enclosed Proxy is solicited on behalf of the Board of Directors of Integrated Packaging Assembly Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, June 17, 1997, at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's offices at 2221 Old Oakland Road, San Jose, California.

     The proxy solicitation materials were mailed on or about May __, 1997 to all shareholders of record on April 22, 1997.

                INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Secretary of the Company at the above address of the Company, written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

RECORD DATE AND VOTING SECURITIES

     Shareholders of record at the close of business on April 22, 1997 are entitled to notice of the meeting and to vote at the meeting. At the record date, _________ shares of the Company's Common Stock, no par value, were issued and outstanding.

VOTING AND SOLICITATION

     Proxies properly executed, duly returned to the Company and not revoked, will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this Proxy Statement is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

     Each shareholder is entitled to one vote for each share of Common Stock on all matters presented at the meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will have the same effect as a vote against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not effect the outcome of the voting on a proposal.

     The cost of soliciting proxies will be borne by the Company. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and employees, without additional compensation, personally or by telephone or telegram.

SPECIAL CONSIDERATIONS

     This proxy statement submits for shareholder approval a number of proposed changes in the charter and bylaws of the Company. As discussed more fully in Proposal Two, the Company proposes to change its state of incorporation from California to Delaware by means of a merger into a wholly-owned subsidiary. Simultaneous with this reincorporation, assuming shareholder approval of Proposal Two in the proxy statement, the Company intends to effect certain changes in its charter and bylaws which could be viewed as having negative consequences on shareholder rights but which the Board of Directors believes to be in the best interests of the Company. Specifically, the Company intends to make the following changes in connection with its reincorporation in Delaware: the elimination of the right of shareholders to call special meetings and to act by written consent, the addition of advance notice requirements for director nominees and business items proposed by the shareholders, the elimination of cumulative voting in the election of directors and the elimination of the ability to remove directors without cause. (See Proposal Two for a further explanation of the proposed changes.)

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals by shareholders of the Company which such shareholders intend to present at the Company's 1998 Annual Meeting of Shareholders must be received by the Company no later than December __, 1997 so that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.


                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     A board of five (5) directors is to be elected at the Annual Meeting of Shareholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five (5) nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     Each shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are entitled, or may distribute such votes on the same principal among as many candidates as the shareholder chooses, provided that votes cannot be cast for more than the total number of directors to be elected at the meeting. However, no shareholder may cumulate votes for any candidate unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder at the meeting has given notice of the intention to cumulate votes prior to the voting.

     A board of five (5) directors is to be elected at the Annual Meeting. The Company's Board of Directors currently consists of five (5) persons. The five
(5) nominees receiving the highest number of Votes Cast will be elected as directors for the ensuing year. For this purpose, the "Votes Cast" are defined under California law to be the shares of the Company's Common Stock represented and "voting" at the Annual Meeting. Votes that are withheld from any director will be counted for purposes of determining the presence or absence of a quorum, but have no legal effect under California law. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to the election of directors, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Broker non-votes will also be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW:

NAME                      AGE                   PRINCIPAL OCCUPATION
------------------------  ---   ----------------------------------------------------
Victor A. Batinovich....   47   Chief Executive Officer and President of the Company
Philip R. Chapman.......   35   General Partner, Adler & Company
Gill Cogan..............   44   General Partner, Weiss, Peck & Greer
Paul R. Low.............   63   President, P.R.L. Associates
Eric A. Young...........   40   General Partner, Canaan Partners

     Except as set forth below, each nominee has been engaged in his principal occupation described above during the past five (5) years. There is no family relationship among any directors or executive officers of the Company.

     Victor Batinovich is a co-founder of the Company and has served as the Company's President and Chief Executive Officer and a director since April 1992. He has also served as Chairman of the Board since November 1995. Prior to 1992, Mr. Batinovich founded Advanced Semiconductor Assembly Technology, a semiconductor packaging firm, and served as President of such company from October 1988 to December 1991. Prior to 1988, Mr. Batinovich founded Swire Technologies, a semiconductor packaging firm, serving as Executive Vice President and Chief Operating Officer of such company from April 1984 to August 1988.

     Philip Chapman has been a director of the Company since March 1993. Mr. Chapman has been a principal of Adler & Company, a venture capital management firm, since September 1991 and became a general partner of Adler & Company in January 1995. From September 1989 to May 1991, Mr. Chapman was a senior consultant with Booz Allen & Hamilton International, a management consultant company. Mr. Chapman is also a director of Global Pharmaceutical Corporation.

     Gill Cogan has been a director of the Company since March 1993. Since January 1994, Mr. Cogan has been a general partner of Weiss, Peck & Greer, an investment company, and since 1990, he has been a general partner of Weiss, Peck & Greer Venture Partners II, L.P., a private venture capital investment firm. From 1986 to 1990, Mr. Cogan was a partner of Adler & Company. From 1983 until 1985, he was Chairman and Chief Executive Officer of Formtek, an imaging and data management computer company. Mr. Cogan is also a director of Electronics for Imaging, Inc., Harmonic Lightwaves, Inc., Number Nine Visual Technology Corporation and P-Com, Inc.

     Paul Low has been a director of the Company since March 1993. Dr. Low has been President of P.R.L. Associates, a consulting firm, since July 1992 and serves as a consultant to a number of technology companies. From 1957 to 1992, Dr. Low worked for IBM Corporation and held senior management and executive positions, including President, General Technology Division and IBM Corporate Vice President; President; President of General Products Division; General Manager, Technology Products business line; and member of IBM's corporate management board. Dr. Low also serves as a Director of Applied Materials, Inc., Network Computing Devices, Inc., NexGen, Inc., Number Nine Visual Technology Corporation, IPAC Corporation and Veeco Instruments, Inc.

     Eric Young has been a director of the Company since June 1995. Mr. Young was a co-founder of Canaan Partners, a venture capital investment firm, and has served as general partner since its inception in 1987. From 1979 to 1987, Mr. Young held various management positions with General Electric Co. and G.E. Venture Capital, a venture capital investment firm and subsidiary of General Electric. Mr. Young is also a director of Spectrian Corporation and UQST Holdings, Inc.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held six (6) meetings during fiscal 1996.

     The Audit Committee, consisting of Messrs. Low and Young, held two (2) meetings during fiscal 1996. The Audit Committee reviews the financial statements and the internal financial reporting system and controls of the Company with the Company's management and independent accountants, recommends resolutions for any dispute between the Company's management and its auditors, and reviews other matters relating to the relationship of the Company with its independent accountants.

     The Compensation Committee, consisting of Messrs. Chapman and Cogan, two
(2) meetings during fiscal 1996. The Compensation Committee makes recommendations to the Board of Directors regarding the Company's executive compensation policies and administers the Company's stock option plan and employee stock purchase plan.

     The Board of Directors currently has no nominating committee or committee performing a similar function.

     Each director attended at least 75% of (i) the total number of meetings of the Board of Directors held during fiscal 1996 and (ii) the total number of meetings held by all committees of the Board of Directors during fiscal 1996 on which such director served.

COMPENSATION OF DIRECTORS

     Directors receive no cash remuneration for serving on the Board of Directors. Non-employee directors participate in the Company's Director Stock Option Plan (the "Director Plan"). The Director Plan provides for the grant of nonstatutory stock options to non-employee directors. A total of 100,000 shares of Common Stock has been authorized for issuance under the Director Plan. Each non-employee director who joins the Board will automatically be granted a nonstatutory option to purchase 20,000 shares of Common Stock on the date upon which such person first becomes a director (the "Initial Grant"). In addition, each non-employee director will automatically receive a nonstatutory option to purchase 5,000 shares of Common Stock upon such director's annual re-election to the Board, provided the director has been a member of the Board for at least six months upon the date of such re-election (the "Subsequent Grant"). The exercise price of each option granted under the Director Plan must be equal to the fair market value of the Common Stock on the date of grant. The Initial Grant vests over a four-year period, with 25% of the shares subject to the Initial Grant vesting on the first anniversary of the Initial Grant and the remainder vesting monthly thereafter, and the Subsequent Grant vests monthly over a 12 month period, in each case unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Director Plan. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change in control transaction involving the Company, each option becomes exercisable in full or will be assumed or an equivalent option substituted by the successor corporation. Unless terminated sooner, the Director Plan will terminate in 2006. The Director Plan is currently administered by the Board of Directors. The Board has authority to amend or terminate the Director Plan, provided that no such action may impair the rights of any optionee without the optionee's consent.


                                  PROPOSAL TWO

                          REINCORPORATION IN DELAWARE

INTRODUCTION

     For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). Shareholders are urged to read carefully the following sections of this Proxy Statement including the related exhibits referenced below and attached hereto, before voting on the Reincorporation Proposal. Throughout the Proxy Statement, the term "IPAC California" refers to the existing California corporation and the term "IPAC Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of IPAC California, which is the proposed successor to IPAC California.

     As discussed below, the principal reasons for the proposed reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law, and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the proposed Delaware Certificate of Incorporation and Bylaws are similar to those currently in effect in California, with the exception that certain shareholder rights to call special meetings and to act by written consent will be eliminated, shareholder nominations for director and for business to be presented at an Annual Meeting will be subject to a ninety (90) day advance notice requirement, shareholders will no longer be able to cumulate votes in the election of directors and directors may no longer be removed without cause. The Reincorporation Proposal is not being proposed in order to prevent a nonsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, or representation on the Board of Directors or take significant action that affects the Company.

     The Reincorporation Proposal will be effected by merging IPAC California into IPAC Delaware. Upon completion of the merger, IPAC California will cease to exist and IPAC Delaware will continue to operate the business of the Company under the name Integrated Packaging Assembly Corporation.

     Pursuant to the Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"), each outstanding share of IPAC California Common Stock, no par value, will automatically be converted into one share of IPAC Delaware Common Stock, $.001 par value, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of IPAC California Common Stock will continue to represent the same number of shares of Common Stock of IPAC Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK

CERTIFICATES OF IPAC DELAWARE. However, shareholders may exchange their certificates if they so choose. The Common Stock of IPAC California is listed for quotation on the Nasdaq National Market and after the merger IPAC Delaware's Common Stock will continue to be quoted on the Nasdaq National Market under the same symbol ("IPAC") as the shares of IPAC California Common Stock are traded under such system prior to the merger.

     Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of IPAC California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal." The Proposed Reincorporation has been unanimously approved by IPAC California's Board of Directors. If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of IPAC California will have no dissenters' rights of appraisal with respect to the merger.

     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of IPAC Delaware (the "Certificate of Incorporation") and the Bylaws of IPAC Delaware, copies of which are attached hereto as Exhibits A, B and C, respectively.

     APPROVAL BY THE SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF IPAC DELAWARE AND ALL PROVISIONS THEREOF.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

     Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, (ii) the Certificate of Incorporation and the Bylaws of IPAC Delaware and (iii) the assumption of IPAC California's employee benefit plans and stock option and employee stock purchase plans by IPAC Delaware, will require the affirmative vote of the majority of outstanding shares of the Company on the Record Date entitled to vote on the proposal. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (x) the presence or absence of a quorum and (y) the total number of negative votes cast with respect to the proposal. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the reincorporation in Delaware, the Company believes that abstentions should be counted for purposes of determining both (A) the presence or absence of a quorum for the transaction of business and (AA) the total number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. The Company further believes that broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted for purposes of determining the number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat broker non-votes in this manner.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE PROPOSED REINCORPORATION IN DELAWARE.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Increased Ability to Attract and Retain Qualified Directors. Both California and Delaware law permit a corporation to include a provision in its charter document which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

     Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

No change in the Name, Board Members, Business, Management, Employee Plans or Location of Principal Facilities of the Company

     The Reincorporation Proposal will effect a change only in the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The five (5) directors who are elected at the Annual Meeting of Shareholders will become the directors of IPAC Delaware. All employee benefit, stock option and employee stock purchase plans of IPAC California will be assumed and continued by IPAC Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of IPAC Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the

Reincorporation Proposal will also constitute approval of the assumption of these plans by IPAC Delaware. Other employee benefit arrangements of IPAC California will also be continued by IPAC Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of Common Stock of IPAC Delaware will continue to be traded, in the same principal market and under the same symbol ("IPAC") as the shares of Common Stock of IPAC California are traded under prior to the merger.

     Prior to the Effective Date of the merger, the Company plans to obtain any requisite consents to such merger from parties with whom it may have contractual arrangements. As a result, IPAC California expects its rights and obligations under such contractual arrangements will continue and be assumed by IPAC Delaware.

ANTITAKEOVER IMPLICATIONS

     Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company or to obtain representation on the Board of Directors.

     In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan and severance agreements for its management and key employees which become effective upon the occurrence of a change in control of the Company. None of these measures has been implemented by IPAC California under California law and none has been provided for by IPAC Delaware under Delaware law.

     Certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law, from which IPAC Delaware does NOT intend to opt out, restricts certain "business combinations" with "interested stockholders" for three (3) years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. See "Significant Differences Between the Corporation Laws of California and Delaware -- Shareholder Approval of Certain Business Combinations." Furthermore, the elimination of the right of shareholders controlling at least ten percent (10%) of the voting shares to call a special meeting of the shareholders could be seen as promoting an antitakeover effect by allowing shareholder action only at a meeting properly called by the Board of Directors or an annual meeting. The elimination of the right of shareholders to cumulate votes in the election of directors could also be seen as promoting an antitakeover effect by elimination the right of a minority shareholder to obtain representation on the Board. The elimination of the ability of a majority of shareholders to act by written consent also could be viewed as having an antitakeover effect in that it can make it more difficult for shareholders to coordinate action outside a duly called annual or special meeting. For a further discussion of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of IPAC California and IPAC Delaware" and "Restatement of Indemnification Agreements." For a further discussion of these and other differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware."

     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of the Company's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of the Company without the prior written consent of the other contracting party.

     By contrast, in a transaction in which an acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

     Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.

THE CHARTERS AND BYLAWS OF IPAC CALIFORNIA AND IPAC DELAWARE

     The provisions of the IPAC Delaware Certificate of Incorporation and Bylaws are similar to those of the IPAC California Articles of Incorporation and Bylaws in many aspects. However, the Reincorporation Proposal includes the implementation of certain provisions in the IPAC Delaware Certificate of Incorporation and Bylaws which alter the rights of shareholders and the powers of management. These provisions have antitakeover implications as described in this Proxy Statement. Approval by shareholders of the Proposed Reincorporation will constitute an approval of the inclusion in the IPAC Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, IPAC Delaware could implement certain other changes by amendment of its Certificate of Incorporation or Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of IPAC Delaware is qualified by reference to Exhibits B and C hereto, respectively.

     The Articles of Incorporation of IPAC California currently authorize the Company to issue up to 75,000,000 shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, no par value. The Certificate of Incorporation of IPAC Delaware provides that such company will have 75,000,000 authorized shares of Common Stock, $.001 par value, and 5,000,000 shares of Preferred Stock, $.001 par value. Thus, the capitalization of IPAC Delaware will remain the same as that of IPAC California.

     Monetary Liability of Directors and Officers. The Articles of Incorporation of IPAC California and the Certificate of Incorporation of IPAC Delaware both provide for the elimination of personal monetary liability of directors and officers to the fullest extent permissible under law. The provision eliminating monetary liability of directors and officers set forth in the IPAC Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the IPAC California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. IPAC Delaware plans to enter into new indemnification arrangements with all directors after the Proposed Reincorporation.

     Size of the Board of Directors. The Bylaws of IPAC Delaware provide for a Board of Directors consisting of five (5) members, until changed by a duty adopted amendment to the Bylaws. The Bylaws of IPAC California provide for a Board of Directors consisting of not less than four (4) nor more than seven (7) directors, with the exact number set at five (5) members. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware Law permits the Board of Directors acting alone, to change the authorized number of directors by amendment to the Bylaws, unless the directors are not authorized to amend the Bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The IPAC Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of IPAC Delaware could amend the Bylaws to change the size of the Board of Directors from five (5) directors without further stockholder approval. If the Reincorporation Proposal is approved, the five (5) directors of IPAC California who are elected at the Annual Meeting of Shareholders will continue as the five (5) directors of IPAC Delaware after the Proposed Reincorporation is consummated and until their successors have been duly elected and qualified.

     Cumulative Voting for Directors. Under California law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange can also eliminate cumulative voting with shareholder approval. The Company qualifies as such a listed company but has not sought shareholder approval to eliminate cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The IPAC Delaware Certificate of Incorporation does not provide for cumulative voting rights. Therefore, after the Proposed Reincorporation, stockholders will no longer have cumulative voting rights.

     Power to Call Special Shareholders' Meetings. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting and such additional persons as are authorized by the Articles of Incorporation or the Bylaws. IPAC California's Bylaws permit a special meeting of shareholders to be called by the Board of Directors, the Chairman of the Board, the President or a shareholder holding not less than ten percent (10%) of the voting power of the Company. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of IPAC Delaware currently authorize the Board of Directors, the Chairman of the Board and the President, to call a special meeting of stockholders. Therefore, after the Proposed Reincorporation, no stockholder (regardless of percentage holding) will be entitled to call special meetings.

     Filling Vacancies on the Board of Directors. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. IPAC California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director, although vacancies for any other reason may be filled by the directors. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of IPAC Delaware, and those of IPAC California, provide that any vacancy created by the removal of a director by the stockholders of IPAC Delaware may be filled only by the approval of the shareholders. A vacancy created by any reason other than removal, however, may be filled by the directors, and the person so elected to fill the vacancy shall hold office until the next succeeding annual meeting of stockholders at which the class to which the directorship belongs is to be elected.

     Nominations of Director Candidates and Introduction of Business at Shareholder Meetings. The Bylaws of IPAC Delaware establish an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting or special meeting of stockholders (the "Business Procedure").

     The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company prior to the meeting, will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Company not less than ninety (90) days prior to the meeting (or if fewer than one hundred (100) days notice or prior public disclosure of the meeting date is given or made to stockholders, not later than the tenth day following the day on which such notice was mailed or such public disclosure was made).

     Under the Nomination Procedure, a stockholder's notice to the Company must contain certain information about the nominee, including name, address, the consent of the nominee to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person, including name, address, a representation that the stockholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the stockholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the stockholder who proposes to bring the business before the meeting. If the chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any stockholder of any nomination or business properly made or brought before an annual or special meeting in accordance with the above-described procedures.

     By requiring advance notice of nominations by stockholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the stockholders about such qualifications.
By requiring advance notice
of proposed business, the Business Procedure provides the Board with an opportunity to inform stockholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal enabling stockholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the IPAC Delaware Bylaws do not give the Board any power to approve or disapprove stockholder nominations for the election of directors or any other business designated by stockholders to be conducted at a meeting, the IPAC Delaware Bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be beneficial to the Company and its stockholders.

     Classified Board. Neither IPAC California nor IPAC Delaware has a classified Board of Directors.

     Action by Written Consent of the Shareholders. Any action by the stockholders must be taken at a duly called annual or special meeting, according to the Bylaws of IPAC Delaware. Thus, although the Bylaws of IPAC California allow shareholder action by written consent, such action by written consent will no longer be authorized after the Proposed Reincorporation.

     Removal of Directors. The Bylaws of IPAC Delaware permit a director to be removed solely for cause by a majority of the outstanding shares then entitled to vote in an election of directors; provided, however, that, so long as stockholders are entitled to cumulative voting, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director if then cumulatively voted at an election of the class of directors of which the director is a part. California law permits the removal of directors, with or without cause, by a majority of the outstanding shares then entitled to vote; provided, however, that no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Thus, because the Certificate of Incorporation of IPAC Delaware does not alter the applicability of Delaware law and eliminates cumulative voting, stockholders after the Proposed Reincorporation will not be able to remove directors without cause.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

     The corporation laws of California and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are discussed below.

     Shareholder Approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three (3) years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an agent or associate of the corporation and was the owner, individually or with or through certain other persons or entities of fifteen percent (15%) or more of such voting stock at any time within the previous three (3) years, or is an affiliate or associate of any of the foregoing.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations of Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder, (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder.

     Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) quoted on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, IPAC Delaware does not intend to so elect and thus will be governed by Section 203.

     Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for IPAC Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to IPAC Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for IPAC Delaware's shares over the then current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "Shareholder Voting" herein.

     Removal of Directors. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Bylaws of IPAC Delaware allow any director or the entire board of directors to be removed, with cause, by the majority of shares then entitled to vote in an election of directors. The Certificate of Incorporation of IPAC Delaware after the proposed reincorporation does not provide for cumulative voting rights.

     Classified Board of Directors. A classified board is one on which a certain number, but not all of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. Under California law, a Company whose shares are listed on a national exchange may also provide for a classified board of directors by adopting amendments to its articles of incorporation or bylaws, which amendments must be approved by the shareholders. Although IPAC California qualifies to adopt a classified board of directors, its Board of Directors has not previously done so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three (3) classes with staggered terms of office, with only one class of directors standing for election each year. IPAC Delaware does not currently plan to have a classified board.

     Indemnification and Limitation of Liability. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining outside directors.

     California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; or (g) liability for improper distributions, loans or guarantees.

     Delaware law does not permit the elimination of monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval.

     Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

     California law requires indemnification when the individual has successfully defended the action on the merits as opposed to Delaware law which requires indemnification where there has been a successful defense, whether on the merits or otherwise.

     Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or (in contrast to California law) not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his duty to the corporation.

     Each of California and Delaware law allows for the entering of indemnification agreements which may provide for indemnification arrangements beyond those specifically authorized by applicable statute as long as they are not contrary to the policies underlying such statute. In this connection, the Company entered into indemnification agreements with its officers and directors providing for indemnification under California law, including certain procedures for such indemnification as well as for the advancement of expenses (other than actual amounts paid in settlement) in connection with the investigation, defense, settlement or appeal of any proceeding subject to such indemnification agreement. Such advances are repayable by the officer or director to the extent the subject conduct is later determined not to be indemnifiable. Similar indemnification agreements are allowed under Delaware law and the broader indemnification allowed in Delaware could also result in the greater allowance of expenses advancement. After the Proposed Reincorporation, the Company plans to enter into indemnification agreements with its officers and directors. Although California and Delaware indemnification laws are similar, Delaware law provides a somewhat broader scope of protection for directors and officers. The indemnification agreements to be used by IPAC Delaware are intended to complement the indemnity and other protection available under applicable law, IPAC Delaware's Certificate of Incorporation and Bylaws, and to provide for indemnification of indemnitees to the fullest extent permitted by applicable law. The indemnification agreements to be used by IPAC Delaware contain certain additional limitations on indemnification for expenses in suits against the Company not contained in the indemnification agreements currently used by IPAC California. Approval of the proposed reincorporation will also constitute approval by the Company's shareholders of the form of indemnification agreement attached as Exhibit D to this Proxy Statement.

     The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the Securities Act of 1933, as amended (the "Act"), is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by an indemnitee of IPAC Delaware in the successful defense of any such act or proceeding) is asserted by such indemnitee in connection with securities which have been registered by IPAC Delaware, IPAC Delaware will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Inspection of Shareholder List. Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by holding an aggregate of five percent (5%) or more of the corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have filed a
Schedule 14B with the Securities and Exchange Commission in connection with a contested election of directors. The latter provision has not been amended in response to the elimination of Schedule 14B under the revised proxy rules. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten-day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

     Dividends and Repurchases of Shares. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

     Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) unless either
(i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1-1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1-1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two (2) fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

     Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     To date, the Company has not paid any cash dividends on its outstanding shares and does not anticipate doing so for the foreseeable future.

     Shareholder Voting. Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

     Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

     With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

     California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against two-tiered bids for a corporation in which the stockholders are not treated equally. See "Significant Differences Between the Corporation Laws of California and Delaware - Shareholder Approval of Business Combinations."

     California law provides that, except in certain circumstances when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least one hundred (100) persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten (10) days prior to the date of acceptance of the interested party proposal the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

     Interested Director Transactions. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Therefore, certain transactions that the Board of Directors of IPAC California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of IPAC Delaware, although less than a majority of a quorum.

     Shareholder Derivative Suits. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requesting the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bond requirement.

     Appraisal Rights. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than two thousand (2,000) holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than two thousand (2,000) holders, plus cash in lieu of fractional shares of such corporations or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

     The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). Appraisal or dissenters' rights are, therefore, not available to shareholders of IPAC California with respect to the Reincorporation Proposal. California law generally affords appraisal rights in sale of asset reorganizations.

     Dissolution. Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the Articles of Incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. IPAC Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of IPAC Delaware that had previously been approved by its Board of Directors.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

     Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e, corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California.
So long as a Delaware or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions. It is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, classified boards of directors, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters and appraisal rights and transaction of corporate records. See "Significant Differences Between the Corporation Laws of California and Delaware" above.

     Exemptions from Section 2115 are provided for corporations whose shares are listed on a major national securities exchange or are traded in the Nasdaq National Market and which have 800 or more shareholders as of the record date of its most recent annual meeting of shareholders. The Common Stock of IPAC Delaware will continue to be quoted on the Nasdaq National Market and are owned by more than 800 holders, and accordingly, IPAC Delaware will be exempt from
Section 2115.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of IPAC California Common Stock who receive IPAC Delaware Common Stock in exchange for their IPAC California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular IPAC California shareholders, such as dealers in securities, or those IPAC California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire IPAC California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

     Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368 (a) of the Code, the following tax consequences generally should result:

     (a) No gain or loss should be recognized by holders of IPAC California Common Stock upon receipt of IPAC Delaware Common Stock pursuant to the Proposed Reincorporation;

     (b) The aggregate tax basis of the IPAC Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the IPAC California Common Stock surrendered in exchange therefor, and

     (c) The holding period of the IPAC Delaware Common Stock received by each shareholder of IPAC California should include the period for which such shareholder held the IPAC California Common Stock surrendered in exchange therefor, provided that such IPAC California Common Stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

     (d) The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and IPAC Delaware should succeed, without adjustment, to the federal income tax attributes of IPAC California.

     The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with regards to the federal income tax consequences of the Proposed Reincorporation under the Code. The Company will however, receive an opinion from legal counsel substantially to the effect that the Proposed Reincorporation will qualify as a reorganization within the meaning of Section 368 (a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representations made by IPAC Delaware and IPAC California.

     A successful IRS challenge to the reorganization status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of IPAC California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation of the IPAC Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of IPAC Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held IPAC California Common Stock.

                                PROPOSAL THREE

                APPROVAL OF AMENDMENT TO 1993 STOCK OPTION PLAN


     The Company's Board of Directors and shareholders have previously adopted and approved the Company's 1993 Stock Option Plan (the "Option Plan"). A total of 2,014,921 shares of Common Stock are presently reserved for issuance under the Option Plan. In January 1997, the Board of Directors approved an amendment to the Option Plan, subject to shareholder approval, to increase the shares reserved for issuance thereunder by 500,000 shares, bringing the total number of shares issuable under the Option Plan to 2,514,921.

     As of April 22, 1997, ___ shares were available for future issuance under the Option Plan.

     At the Annual Meeting, the shareholders are being requested to consider and approve the proposed amendment to the Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares, bringing the total number of shares issuable under the Option Plan to 2,514,921. The Board believes that the amendment will enable the Company to continue its policy of widespread employee stock ownership as a means to motivate high levels of performance and to recognize key employee accomplishments.

     Options granted under the Option Plan are intended to meet the requirements of being performance-based within the meaning of Section 162(m) of the Code.
The Option Plan provides that no employee shall be granted, in any fiscal year of the Company, options to purchase more than 250,000 shares of Common Stock.

     For a description of the principal features of the Option Plan, see "Exhibit E--Description of 1993 Stock Option Plan."

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The approval of the amendment to the Option Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

                                 PROPOSAL FOUR

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS


     The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the financial statements of the Company for the 1997 fiscal year. This nomination is being presented to the shareholders for ratification at the meeting. Price Waterhouse LLP has audited the Company's financial statements since the Company's inception. A representative of Price Waterhouse LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

VOTE REQUIRED, RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to ratify the Board's selection. If the shareholders reject the nomination, the Board will reconsider its selection.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE 1997 FISCAL YEAR.

                            ADDITIONAL INFORMATION

PRINCIPAL SHARE OWNERSHIP

     As of April 22, 1997, the following persons were known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock:

                           NAME                             NUMBER      PERCENT
      ----------------------------------------------      ----------   ---------
      Entities Affiliated with Frederick R. Adler(1)
       1520 South Ocean Boulevard
       Palm Beach, Florida 33480.......................   [2,768,920]

      Weiss, Peck & Greer Venture Partners(2)
      Gill Cogan
       555 California Street, Suite 4760
       San Francisco, California 94104.................   [2,421,831]

      Canaan Partners(3)
      Eric A. Young
       2884 Sand Hill Road
       Building 1, Suite 115
       Menlo Park, California 94025....................     [869,565]

      Victor A. Batinovich(4)
       2221 Oakland Road
       San Jose, California 95131......................     [804,825]

      Bank America Ventures(5)
       950 Tower Lane, Suite 700
       Foster City, California 94404...................     [718,603]

      Gerald K. Fehr(6)
       2221 Oakland Road
       San Jose, California 95131......................     [664,825]

--------------------------
(1) Includes [1,525,790] shares held by Venad IV, [701,150] shares held by Euro-America-I, L.P. ("Euro-America"), [145,941] shares held by Venad IV-A, 108,774 shares held by 1520 Partners, Ltd. ("1520 Partners"), [245,335] shares held directly by Mr. Adler and [41,930] shares held by Catherine Adler, Mr. Adler's wife, as trustee for the benefit of Mr. Adler's minor children. Mr. Adler disclaims beneficial ownership of the shares held by Venad IV, Venad IV-A, Euro-America and 1520 Partners, except to the extent that he derives a monetary benefit therefrom. Mr. Chapman, a director of the Company, serves as a venture manager for each of Venad IV, Venad IV-A and Euro-America. Mr. Chapman holds no voting or dispositive control over shares held by Venad IV, Venad IV-A or Euro-America, and he disclaims beneficial ownership of such shares. Mr. Chapman performs no services for and has no beneficial ownership of shares held by 1520 Partners.

(2) Includes [1,281,332] shares held by WPG enterprise Fund, L.P. ("Enterprise Fund"), [926,050] shares held by Weiss, Peck & Greer Venture Associates II, L.P. ("VA II"), [202,951] shares held by Weiss, Peck & Greer Venture Associates II (Overseas) Ltd. ("Overseas") and [11,498] shares held directly by Mr. Cogan. Weiss, Peck & Greer Venture Partners II, L.P. ("VP II") is the general partner of Enterprise Fund, VA II and WPG Venture

    Advisers, L.P. ("Venture Advisers"). Venture Advisers is the adviser of the Overseas fund. Mr. Cogan is a director of the Company and is a General Partner of each of VP II, Venture Advisers and Weiss, Peck & Greer. Weiss, Peck & Greer is a limited partner of VP II. Mr. Cogan disclaims any beneficial ownership of the shares held by the Enterprise Fund, VA II and Overseas, except to the extent of his proportionate partnership interests in the respective general partners of, or investment adviser to, the limited partnerships named herein.

(3) Includes [391,304] shares held by Canaan S.B.I.C., L.P. ("SBIC"), [349,434] shares held by Canaan Capital Offshore Limited Partnership C.V. ("Offshore"), [86,957] shares held by Quai, Ltd. ("Quai") and [41,870] shares held by Canaan Capital Limited Partnership ("CCLP"). Mr. Young is a director of the Company and is a general partner of each of SBIC, Offshore and CCLP. Quai is a limited partner of Canaan Partners. Mr. Young holds no voting or dispositive control over shares held by Quan, and he disclaims beneficial ownership of such shares.

(4) Includes [4,000] shares held by Mr. Batinovich's wife and [2,825] shares held by Mr. Batinovich as Custodian for his son.

(5) Includes [646,743] shares held by Bank America Ventures and [71,860] shares held by BA Venture Partners I.

(6) Includes [275,000] shares held by Dr. Fehr and Teresa K. Fehr, Trustee of the Fehr Revocable Trust dated April 30, 1991.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's Common Stock as of April 22, 1997 (i) by each director of the Company, (ii) by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company for fiscal year 1996 (such officers are collectively referred to as the "Named Executive Officers"), and (iii) by all current directors and executive officers as a group:

                                                            NUMBER OF     PERCENT
                           NAME                              SHARES      OF TOTAL
      --------------------------------------------------    ----------   --------
      Victor A. Batinovich..............................     [804,825]
      Gerald K. Fehr....................................     [664,825]
      Tony Lin(1).......................................     [125,785]
      Joel Camarda(2)...................................      [96,307]
      Martin Paul.......................................            --
      Gill Cogan(3).....................................   [2,421,831]
      Eric A. Young(4)..................................     [869,565]
      Philip R. Chapman(5)..............................      [34,940]
      Paul R. Low.......................................            --
      All executive officers and directors as a group...   [5,018,078]
      (4 persons) (6)

---------------------
*   Less than 1%
(1) Of such shares, 33,229 shares are subject to a right of repurchase by the Company at prices ranging from $0.10 to $0.46 per share in the event Mr. Lin's employment with the Company is terminated. This repurchase right lapses as to ____ shares each month. Includes 20,000 shares held by Mr. Lin's son, James.

(2) Includes 53,229 shares issuable upon the exercise of options to purchase Common Stock which are exercisable within 60 days of April 22, 1997.

(3) Represents shares held by funds affiliated with Weiss, Peck & Greer. Mr. Cogan disclaims beneficial ownership of all such shares, except as to the pecuniary interest therein arising from his interest in such funds. See "Principal Share Ownership."

(4) Represents shares held by funds affiliated with Canaan Partners. Mr. Young disclaims beneficial ownership of all such shares, except as to the pecuniary interest therein arising from his interest in such funds. See "Principal Share Ownership."

(5) Includes [30,390] shares held directly by Mr. Chapman and [4,550] shares held by Susan Chapman, Mr. Chapman's wife, as trustee for the benefit of Mr. Chapman's children.

(6) Includes ______ shares issuable upon exercise of options to purchase Common Stock which are exercisable within 60 days of April 22, 1997. Also includes [2,421,831] shares held by funds affiliated with Weiss, Peck & Greer, [869,565] and shares held by funds affiliated with Canaan Partners. See notes (3) and (4) above.


                      COMPENSATION OF EXECUTIVE OFFICERS

   The following table sets forth information concerning compensation paid to the Named Executive Officers during the Company's 1995 and 1996 fiscal years.

                          SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                                                   AWARDS
                                                                                 ----------
                                                        ANNUAL COMPENSATION(1)   SECURITIES
                                                        ----------------------   UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR       SALARY       BONUS        OPTIONS    COMPENSATION
------------------------------------------    ----      --------     ---------   -----------  ------------
Victor A. Batinovich......................     1996     $200,000     $50,000        20,000           --
  Chief Executive Officer and President        1995      139,616      35,000            --           --

Gerald K. Fehr............................     1996      143,000      25,000        10,000           --
  Vice President, Technology                   1995      134,712      15,000            --           --

Tony Lin..................................     1996      122,000      25,000        10,000           --
  Vice President, Finance and Chief            1995      105,000      15,000        70,000           --
  Financial Officer

Joel Camarda..............................     1996      137,000          --        10,000           --
  Vice President, Operations                   1995      130,000      17,500        25,000           --

Martin Paul (2)...........................     1996      107,500          --            --      $14,333(3)
                                               1995      125,000      17,500            --           --

--------------------

(1) Excludes perquisites and other personal benefits which for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such officer during any fiscal year.
(2) Mr. Paul left the Company in November 1996.
(3) Represents a payment for accrued vacation received by Mr. Paul when he left the Company.

OPTION INFORMATION

     The following tables set forth information regarding stock options granted to the Named Executive Officers during fiscal 1996, as well as options held by such officers as of December 31, 1996, the last day of the Company's 1996 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                             POTENTIAL REALIZABLE VALUES AT
                                                                              ASSUMED ANNUAL RATES OF STOCK
                                                                               PRICE APPRECIATION (THROUGH
                                        INDIVIDUAL GRANTS(1)                       EXPIRATION DATE)(2)
                           -----------------------------------------------   ------------------------------
                                        % OF
                                       TOTAL
                           OPTION     OPTIONS       EXERCISE    EXPIRATION                      10% PER
       NAME                GRANTS     GRANTED     PRICE ($/SH)     DATE        5% PER YEAR        YEAR
------------------------   ------     -------     ------------  ----------   ----------------  ------------
Victor A. Batinovich....   20,000        4.1%        $7.50        11/19/06        $94,334        $239,061
Gerald K. Fehr..........   10,000        2.1          8.75         7/11/06         55,028         139,452
Tony Lin................   10,000        2.1          8.75         7/11/06         55,028         139,452
Joel Camarda............   10,000        2.1          8.75         7/11/06         55,028         139,452
Martin Paul (3).........   10,000        2.1          8.75         7/11/06         55,028         139,452

-----------------------
(1) Each of these options was granted pursuant to the Option Plan and is subject to the terms of such plan as described in Exhibit E hereto. These options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors of the Company on the date of grant and, as long as the optionee maintains continuous employment with the Company, vest over a four year period at a rate of one-fourth of the shares on the first anniversary of the date of grant and 1/36th of the remaining shares per month thereafter.

(2) Potential gains are net of the exercise price but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if they were exercised at the end of the option term. The assumed 5% and 10% rates of stock appreciation are based on appreciation from the exercise price per share. These rates are provided in accordance with the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future financial performance of the Company, overall stock market conditions and the option holders' continued employment through the vesting period.

(3) Mr. Paul left the Company in November 1996 at which time the options held by Mr. Paul were cancelled.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                    NUMBER OF          VALUE OF UNEXERCISED
                           SHARES              UNEXERCISED OPTIONS    OPTIONS AT FISCAL YEAR
                          ACQUIRED              AT FISCAL YEAR END           END(1)
                             ON        VALUE   -------------------     ---------------------
NAME                      EXERCISE    REALIZED   VESTED   UNVESTED       VESTED     UNVESTED
-----------------------   --------    -------- -------------------     ---------------------
Victor A. Batinovich           --          --        --     20,000     $     --    $      --
Gerald K. Fehr                 --          --        --     10,000           --           --
Tony Lin                       --          --        --         --           --           --
Joel Camarda               10,000     $83,000    37,395     73,541      309,263      525,609
Martin Paul(2)                 --          --        --         --           --           --

-----------------
(1) Represents the difference between the exercise price of the options and the closing price of the Company's Common Stock on December 27, 1996 of $8.50 per share.

(2) Mr. Paul left the Company in November 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors consists of Messrs. Chapman and Cogan, neither of whom is an officer or employee of the Company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee (the "Committee") is comprised of Chapman and Cogan, each of whom is a non-employee director. The Committee sets, reviews and administers the Company's executive compensation program. The role of the Committee is to establish and recommend salaries and other compensation paid to executive officers of the Company and to administer the Company's stock option plan and employee stock purchase plan. The Company's Board of Directors approves all stock option grants to executive officers, all executive officer base salaries and any cash bonus payments to executive officers and reviews all stock option grants to employees.

     The Company's executive pay programs are designed to attract and retain executives who will contribute to the Company's long-term success, to mesh executive and shareholder interests through stock option based plans and to provide a compensation package that recognizes individual contributions and Company performance.

     At this time in the Company's growth, the Committee has determined that the most effective means of compensation are base salaries and long-term incentives through the Company's stock option programs.

     Base Salary. The base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions in high growth, technology-based companies of reasonably similar size. The Committee reviews executive salaries annually and adjusts them as appropriate to reflect changes in the market conditions and individual performance and responsibility. During fiscal 1996, salaries for executive officers were increased by 4% to 43%. The Chief Executive Officer's salary was increased by 43% from fiscal 1995 to 1996.

     Stock Options. Under the Company's Option Plan, stock options may be granted to executive officers and other employees of the Company. Upon joining the Company, an individual's initial option grant is based on the individual's responsibilities and position. The size of any annual stock option awards is based primarily on an individual's performance and responsibilities. Because of the start-up nature of the Company's operations over the past two years, the Committee believes stock option grants are an effective method of ensuring that the executive is taking a longer term view of the Company's performance and that the executive's and the shareholder's interests are in alignment.

     Bonus. The bonuses awarded to executive officers are determined based on achievement of individual and company performance goals.

     Other. Other elements of executive compensation include Company-wide medical and life insurance benefits and the ability to defer compensation pursuant to a 401(k) plan. The Company does not currently match contributions under the 401(k) plan.

     The Company's Chief Executive Officer does not receive any other special or additional compensation other than as described above.

     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Section"). The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. Since the cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Committee believes that any options granted under the Option Plan will meet the requirements of being performance-based, the Committee believes that the Section will not reduce the tax deduction available to the Company. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

                             Compensation Committee of the Board of Directors


                             Philip R. Chapman
                             Gil Cogan

COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN

     The following graph sets forth the Company's total cumulative shareholder return as compared to the Standard & Poor's 500 Index and the Philadelphia Semiconductor Index for the period February 28, 1996 (the date of the Company's initial public offering) through December 31, 1996. Total shareholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stocks represented in the Standard & Poor's 500 Index and the stocks represented in the Philadelphia Semiconductor Index, respectively.
Total return also assumes reinvestment of dividends; the Company has paid no dividends on its Common Stock.

     Historical stock price performance should not be relied upon as indicative of future stock price performance.


                                            2/28/96    3/29/96    6/28/96    9/30/96    12/31/96

IPAC                                           7.50       9.50      9.375       9.25      8.0781

S & P 500                                    644.75     645.50    670.63      687.31     740.74

Philadephia Semiconductor Index              196.45     175.99    174.71      187.46     240.30


                             CERTAIN TRANSACTIONS

     Victor Batinovich, an officer and a director of the Company, had guaranteed the Company's obligations under an equipment lease. Mr. Batinovich did not receive any additional compensation in connection with such guarantee. The lessor released Mr. Batinovich from the guarantee in November 1996.

SECTION 16(A) REPORTING DELINQUENCIES

     Based solely on its review of copies of filings under Section 16(a) of the Securities Exchange Act of 1934, as amended, received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1996 all Section 16 filing requirements were met, except that Martin Paul filed one late Form 4.


                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors of the Company may recommend.

                                    THE BOARD OF DIRECTORS


San Jose, California
May __, 1997

                                   EXHIBIT A

                         AGREEMENT AND PLAN OF MERGER
                 OF INTEGRATED PACKAGING ASSEMBLY CORPORATION,
                            A DELAWARE CORPORATION,
                                      AND
                   INTEGRATED PACKAGING ASSEMBLY CORPORATION,
                           A CALIFORNIA CORPORATION


     THIS AGREEMENT AND PLAN OF MERGER dated as of ___________, 1997 (the "Agreement") is between Integrated Packaging Assembly Corporation, a Delaware corporation ("IPAC Delaware"), and Integrated Packaging Assembly Corporation, a California corporation ("IPAC California"'). IPAC Delaware and IPAC California are sometimes referred to herein as the "Constituent Corporations."

                                   RECITALS

     A. IPAC Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 80,000,000 shares, 75,000,000 of which are designated "Common Stock," $0.001 par value, and 5,000,000 of which are designated "Preferred Stock," $0.001 par value. As of the date hereof, 100 shares of Common Stock were issued and outstanding, all of which were held by IPAC California, and no shares of Preferred Stock were issued and outstanding.

     B. IPAC California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 80,000,000 shares, 75,000,000 of which are designated "Common Stock," no par value, and 5,000,000 of which are designated "Preferred Stock," no par value. As of April 22, 1997, __________ shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

     C. The Board of Directors of IPAC California has determined that, for the purpose of effecting the reincorporation of IPAC California in the State of Delaware, it is advisable and in the best interests of IPAC California and its shareholders that IPAC California merge with and into IPAC Delaware upon the terms and conditions herein provided.

     D. The respective Boards of Directors of IPAC Delaware and IPAC California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders, and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, IPAC Delaware and IPAC California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:


                                  I.  MERGER

     1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation and the California General Corporation Law, IPAC California shall be merged with and into IPAC Delaware (the "Merger"), the separate existence of IPAC California shall cease and IPAC Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and IPAC Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Integrated Packaging Assembly Corporation.

     1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed.

          (a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California Corporations Code;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

          (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of California.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

     1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of IPAC California shall cease and IPAC Delaware, as the Surviving Corporation (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and IPAC California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of IPAC California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of IPAC Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of IPAC California in the same manner as if IPAC Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California Corporations Code.


                II.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation. The Certificate of Incorporation of IPAC Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 Bylaws. The Bylaws of IPAC Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 Directors and Officers. The directors and officers of IPAC California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                      III.  MANNER OF CONVERSION OF STOCK

     3.1 IPAC California Common Stock. Upon the Effective Date of the Merger, each share of IPAC California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, $0.001 par value, of the Surviving Corporation.

     3.2  IPAC California Options and Warrants.

          (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of IPAC California under outstanding warrants and under the option plans and all other employee benefit plans of IPAC California. Each outstanding and unexercised option or warrant to purchase IPAC California Common Stock shall become an option or warrant for the surviving Corporation's Common Stock on the basis of one (1) share of the Surviving Corporation's Common Stock for each share of IPAC California Common Stock, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such IPAC California option or warrant at the Effective Date of the Merger. This Section 3.2(a) shall not apply to outstanding shares of IPAC California Common Stock. Such Common Stock is subject to Section 3.1 hereof.

          (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options and warrants equal to the number of shares of IPAC California Common Stock so reserved immediately prior to the Effective Date of the Merger.

     3.3 IPAC Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $0.001 par value, of IPAC Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by IPAC Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of IPAC California Common Stock may, at such stockholders option, surrender the same for cancellation to American Stock Transfer & Trust Company, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and, until so surrendered, each outstanding certificate theretofore representing shares of IPAC California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of IPAC California Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of IPAC California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving

Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

     If any certificate for shares of IPAC Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of IPAC Delaware that such tax has been paid or is not payable.


                                 IV.  GENERAL

     4.1 Covenants of IPAC Delaware. IPAC Delaware covenants and agrees that it will, on or before the Effective Date of Merger:

          (a) qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of
               Section 2105 of the California General Corporation Law;

          (b) file any and all documents with the California Franchise Tax Board necessary for the assumption by IPAC Delaware of all of the franchise tax liabilities of IPAC California; and

          (c) take such other actions as may be required by the California Corporation Code.

     4.2 Further Assurances. From time to time, as and when required by IPAC Delaware or by its successors or assigns, there shall be executed and delivered on behalf of IPAC California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by IPAC Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of IPAC California and otherwise to carry out the purposes of this Agreement, and the officers and directors of IPAC Delaware are fully authorized in the name and on behalf of IPAC California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either IPAC California or of IPAC Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of IPAC California or by the sole stockholder of IPAC Delaware, or by both.

     4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of shares of any class or series thereof of such Constituent Corporation;
(b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this

Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

     4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

     4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 2221 Old Oakland Road, San Jose, California 95131 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

     4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of IPAC Corporation, a Delaware corporation, and IPAC Corporation, a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                    IPAC CORPORATION,
                                    a Delaware corporation

                                    By:
                                       ---------------------------------------
                                         Victor A. Batinovich
                                         Chief Executive Officer and President



ATTEST:


---------------------
J. Robert Suffoletta,
Secretary



                                    IPAC CORPORATION,
                                    a California corporation

                                    By:
                                       ---------------------------------------
                                         Victor A. Batinovich
                                         Chief Executive Officer and President



ATTEST:


---------------------
J. Robert Suffoletta,
Secretary

                   INTEGRATED PACKAGING ASSEMBLY CORPORATION
                           A California corporation

                             OFFICERS' CERTIFICATE

Victor A. Batinovich and J. Robert Suffoletta certify that:

     1. They are the Chief Executive Officer and the Secretary, respectively, of Integrated Packaging Assembly Corporation, a corporation organized under the laws of the State of California.

     2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock," respectively.

     3. There were ___________ shares of Common Stock outstanding as of the record date (the "Record Date") and entitled to vote at the shareholders' meeting at which the Agreement and Plan of Merger attached hereto was approved. There are no shares of Preferred Stock outstanding.

     4. The principal terms of the Agreement and Plan of Merger were approved by the Board of Directors and by the vote of a number of shares of each class and series of stock which equaled or exceeded the vote required.

     5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of Common Stock outstanding as of the Record Date, voting as a single class.

     6. Victor A. Batinovich and J. Robert Suffoletta further declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

     Executed in San Jose, California on _______________, 1997.


                                                 -------------------------------
                                                        Victor A. Batinovich
                                                       Chief Executive Officer




                                                 -------------------------------
                                                        J. Robert Suffoletta,
                                                              Secretary

                   INTEGRATED PACKAGING ASSEMBLY CORPORATION
                            A Delaware corporation

                             OFFICERS' CERTIFICATE

Victor A. Batinovich and J. Robert Suffoletta certify that:

     1. They are the Chief Executive Officer and the Secretary, respectively, of Integrated Packaging Assembly Corporation, a corporation organized under the laws of the State of Delaware.

     2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock," respectively.

     3. There are 100 shares of Common Stock outstanding and entitled to vote on the Agreement and Plan of Merger attached hereto. There are no shares of Preferred Stock outstanding.

     4. The principal terms of the Agreement and Plan of Merger were approved by the Board of Directors and by the sole stockholder of the corporation.

     5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of outstanding shares of Common Stock.

     6. Victor A. Batinovich and J. Robert Suffoletta further declare under penalty of perjury under the laws of the State of Delaware that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

     Executed in San Jose, California on _______________, 1997.



                                                 -------------------------------
                                                       Victor A. Batinovich
                                                      Chief Executive Officer




                                                 -------------------------------
                                                        J. Robert Suffoletta,
                                                              Secretary

                                   EXHIBIT B

                         CERTIFICATE OF INCORPORATION
                                      OF
                   INTEGRATED PACKAGING ASSEMBLY CORPORATION

     Integrated Packaging Assembly Corporation, a corporation organized and existing under the laws of the State of Delaware, does hereby certify:

                                     FIRST

     The name of the Corporation is Integrated Packaging Assembly Corporation (the "Corporation").

                                    SECOND

     The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                     THIRD

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                    FOURTH

     This corporation is authorized to issue two classes of shares: Common Stock and Preferred Stock. The total number of shares which this corporation is authorized to issue is eighty million (80,000,000) shares. The number of shares of Common Stock authorized is seventy-five million (75,000,000) shares, $.001 par value. The number of shares of Preferred Stock authorized is five million (5,000,000) shares, $.001 par value.

     The shares of Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. For any wholly unissued series of Preferred Stock, the Board of Directors is hereby authorized to fix and alter the dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption prices, liquidation preferences, the number of shares constituting any such series and the designation thereof, or any of them.

     For any series of Preferred Stock having issued and outstanding shares, the Board of Directors is hereby authorized to increase or decrease the number of shares of such series when the number of shares of such series was originally fixed by the Board of Directors, but such increase or decrease shall be subject to the limitations and restrictions stated in the resolution of the Board of Directors ordinally fixing the number of shares of such series.

     If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                     FIFTH

     The name and mailing address of the incorporator are as follows:

               Name                    Mailing Address
               ----                    ---------------
               J. Robert Suffoletta    Wilson Sonsini Goodrich & Rosati, P.C.
                                       Professional Corporation
                                       650 Page Mill Road
                                       Palo Alto, California 94304-1050

                                     SIXTH

     The Corporation is to have perpetual existence.

                                    SEVENTH

     Elections of directors need not be by written ballot unless a stockholder demands election by written ballot at the meeting and before voting begins.

                                    EIGHTH

     The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

                                     NINTH

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

                                     TENTH

     A. To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as it may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     B. Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

                                   ELEVENTH

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                    TWELFTH

     Stockholders of the Corporation may not take action by written consent in lieu of a meeting but must take any actions at a duly called annual or special meeting.

                                  THIRTEENTH

     Advance notice of stockholder nomination for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

                                  FOURTEENTH

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly, has hereunto set his hand this ____ day of May, 1997.


                                       ----------------------------------------
                                       J. Robert Suffoletta

                                   EXHIBIT C



                                    BYLAWS

                                      OF

                   INTEGRATED PACKAGING ASSEMBLY CORPORATION
                           (a Delaware corporation)

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE I - CORPORATE OFFICES...................................................  1

      1.1   Registered Office...................................................  1
      1.2   Other Offices.......................................................  1

ARTICLE II - MEETINGS OF STOCKHOLDERS...........................................  1


      2.1   Place of Meetings...................................................  1
      2.2   Annual Meeting......................................................  1
      2.3   Special Meetings....................................................  1
      2.4   Notice of Stockholders' Meetings....................................  2
      2.5   Advance Notice of Stockholder Nominees and Stockholder Business.....  2
      2.6   Manner of Giving Notice; Affidavit of Notice........................  3
      2.7   Quorum..............................................................  3
      2.8   Adjourned Meeting; Notice...........................................  3
      2.9   Voting..............................................................  4
     2.10   Waiver of Notice....................................................  4
     2.11   Stockholder Action by Written Consent Without a Meeting.............  4
     2.12   Record Date for Stockholder Notice; Voting; Giving Consents.........  4
     2.13   Proxies.............................................................  5
     2.14   List of Stockholders Entitled to Vote...............................  5
     2.15   Conduct of Business.................................................  5

ARTICLE III - DIRECTORS.........................................................  5

      3.1   Powers..............................................................  5
      3.2   Number of Directors.................................................  6
      3.3   Election Qualification and Term of Office of Directors..............  6
      3.4   Resignation and Vacancies...........................................  6
      3.5   Place of Meetings; Meetings By Telephone............................  7
      3.6   First Meetings......................................................  7
      3.7   Regular Meetings....................................................  7
      3.8   Special Meetings; Notice............................................  7
      3.9   Quorum..............................................................  8
     3.10   Waiver of Notice....................................................  8
     3.11   Adjourned Meeting; Notice...........................................  8
     3.12   Conduct of Business.................................................  8
     3.13   Board Action by Written Consent Without A Meeting...................  8
     3.14   Fees and Compensation of Directors..................................  8
     3.15   Approval of Loans to Officers.......................................  9
     3.16   Removal of Directors................................................  9
     3.17   Advisory Directors..................................................  9

                               TABLE OF CONTENTS
                                  (continued)

                                                                                 Page
                                                                                 ----
ARTICLE IV - COMMITTEES........................................................   9

      4.1   Committees of Directors............................................   9
      4.2   Committee Minutes..................................................  10
      4.3   Meetings and Action of Committees..................................  10

ARTICLE V - OFFICERS...........................................................  10

      5.1   Officers...........................................................  10
      5.2   Election of Officers...............................................  11
      5.3   Removal and Resignation of Officers................................  11
      5.4   Chairman of the Board..............................................  11
      5.5   Chief Executive Officer............................................  11
      5.6   President..........................................................  11
      5.7   Vice Presidents....................................................  12
      5.8   Secretary..........................................................  12
      5.9   Chief Financial officer............................................  12

ARTICLE VI - INDEMNITY.........................................................  13

      6.1   Indemnification of Directors and Officers..........................  13
      6.2   Indemnification of Others..........................................  13
      6.3   Insurance..........................................................  13
      6.4   Payment of Expenses in Advance.....................................  13
      6.5   Indemnity Not Exclusive............................................  14
      6.6   Conflicts..........................................................  14

ARTICLE VII - RECORDS AND REPORTS..............................................  14

      7.1   Maintenance and Inspection of Records..............................  14
      7.2   Inspection by Directors............................................  14
      7.3   Representation of Shares of Other Corporations.....................  15
      7.4   Subsidiary Corporations............................................  15

ARTICLE VIII - GENERAL MATTERS.................................................  15

      8.1   Stock Certificates; Partly Paid Shares.............................  15
      8.2   Lost Certificates..................................................  16
      8.3   Construction; Definitions..........................................  16
      8.4   Dividends..........................................................  16
      8.5   Fiscal Year........................................................  16

                              TABLE OF CONTENTS
                                 (continued)

                                                                                Page
                                                                                ----
      8.6   Seal...............................................................  16
      8.7   Transfer of Stock..................................................  16
      8.8   Stock Transfer Agreements..........................................  16
      8.9   Registered Stockholders............................................  17
     8.10   Execution of Contracts.............................................  17

ARTICLE IX - AMENDMENTS........................................................  17

ARTICLE X - DISSOLUTION........................................................  17

ARTICLE XI - CUSTODIAN.........................................................  18

     11.1   Appointment of a Custodian in Certain Cases........................  18


                                    BYLAWS
                                      OF
                   INTEGRATED PACKAGING ASSEMBLY CORPORATION

                                   ARTICLE I

                               CORPORATE OFFICES


 1.1 REGISTERED OFFICE

     The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is The Corporation Trust Company.

 1.2 OTHER OFFICES

     The Board of Directors may at any time establish other offices at any place or places where the corporation is qualified to do business.


                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS

 2.1 PLACE OF MEETINGS

     Meetings of stockholders shall be held at the principal executive office of the corporation, within or outside the State of Delaware, unless some other appropriate and convenient location be designated for that purpose from time to time by the Board of Directors.

 2.2 ANNUAL MEETING

     Annual meetings of the stockholders shall be held, each year, at the time and on the day so designated by resolution of the Board of Directors.

     At the annual meeting, the stockholders shall elect a Board of Directors, consider reports of the affairs of the corporation and transact such other business as may be properly brought before the meeting.

 2.3 SPECIAL MEETINGS

     A special meeting of the stockholders may be called at any time by the Board of Directors, the Chairman of the Board or the President. Except as next provided, notice shall be given as for the annual meeting.

     Upon receipt of a written request addressed to the Chairman, President, or Secretary, mailed or delivered personally to such officer by any person (other than the Board) entitled to call a special meeting of stockholders, such officer shall cause notice to be given, to the stockholders entitled to vote, that a meeting will be held at a time requested by the person or persons calling the meeting, not less than ten (10) nor more than sixty (60) days after the receipt of such request.

 2.4 NOTICE OF STOCKHOLDERS' MEETINGS

     All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.6 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

     Notice of meetings, annual or special shall be given in writing not less than ten (10) nor more than sixty (60) days before the date of the meeting, to stockholders entitled to vote thereat by the Secretary or an assistant secretary, or if there be no such officer, or in the case of his neglect or refusal, by any director or stockholder.

     Such notices or any reports shall be given personally or by mail or other means of written communication and shall be sent to the stockholder's address appearing on the books of the corporation, or supplied by him to the corporation for the purpose of notice.

     Notice of any meeting of stockholders shall specify the place, the day and the hour of meeting, and (1) in case of a special meeting, the general nature of the business to be transacted and no other business may be transacted, or (2) in the case of an annual meeting, those matters which the Board at date of mailing, intends to present for action by the stockholders. At any meetings where directors are to be elected, notice shall include the names of the nominees, if any, intended at date of Notice to be presented by management for election.

     If a shareholder supplies no address, notice shall be deemed to have been given to him if mailed to the place where the principal executive office of the Company, inside or outside the State of Delaware, is situated, or published at least once in some newspaper of general circulation in the County of said principal office.

 2.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

     To be properly brought before an annual meeting or special meeting, nominations for the election of director or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For such nominations or other business to be considered properly brought before the meeting by a stockholder such stockholder must have given timely notice and in proper form of his intent to bring such business before such meeting. To be timely, such stockholder's notice must be delivered to or mailed and received by the Secretary of the corporation not less than ninety (90) days prior to the meeting; provided, however, that in the event that less than one-hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper form, a stockholder's notice to the secretary shall set forth:

            (a) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed;

            (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduce the business specified in the notice;

            (c) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

            (d) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed or intended to be proposed by the Board of Directors; and

            (e) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

     The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

 2.6 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

     Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. An affidavit of the Secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

 2.7 QUORUM

     The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

     If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders required initially to constitute a quorum.

     When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provisions of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of the question.

 2.8 ADJOURNED MEETING; NOTICE

     When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.9  VOTING

     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.12 and Section 2.14 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgers and joint owners of stock and to voting trusts and other voting agreements).

     Except as may otherwise be provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

2.10 WAIVER OF NOTICE

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

2.11 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

     The stockholders of the corporation may not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting.

2.12 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

     In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to express consent or dissent to corporate action in writing without a meeting (if otherwise permitted by these bylaws and the corporation's certificate of incorporation), or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall be not more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

     If the Board of Directors does not so fix a record date, the fixing of such record date shall be governed by the provisions of Section 213 of the General Corporation Law of Delaware.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

2.13 PROXIES

     Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the Secretary, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE

     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders and of the number of shares held by each such stockholder.

2.15 CONDUCT OF BUSINESS

     Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the president, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and conduct of business.


                                  ARTICLE III

                                   DIRECTORS

 3.1 POWERS

     Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

     Each director shall exercise such powers and otherwise perform such duties in good faith, in the manner such director believes to be in the best interests of the corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances.

 3.2 NUMBER OF DIRECTORS

     The Board of Directors shall consist of five (5) members. The number of directors may be changed by resolution of the Board of Directors or by an amendment to this bylaw, duly adopted by the Board of Directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation.

 3.3 ELECTION QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

     Except as provided in Section 3.4 of these bylaws, at each annual meeting of stockholders, directors of the corporation shall be elected to hold office until their respective successors have been duly elected and qualified. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Election of directors need not be by written ballot unless a stockholder demands election by written ballot at the meeting and before voting begins.

 3.4 RESIGNATION AND VACANCIES

     Any director may resign at any time upon written notice to the corporation. Stockholders may remove directors with cause. Any vacancy occurring in the Board of Directors because of resignation or death of a director may be filled by a majority of the remain members of the Board of Directors, although such majority is less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at the next succeeding annual meeting of stockholders or at a special meeting called for that purpose.

     Unless otherwise provided in the certificate of incorporation or these bylaws:

            (a) Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum or by a sole remaining director.

            (b) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

     If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

 3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

     The Board of Directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware, at such place as is designated in the notice of the meeting.

     Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     Accurate minutes of any meeting of the Board of Directors or any committee thereof shall be maintained by the Secretary or other office designated for that purpose.

3.6  FIRST MEETINGS

     The first meeting of each newly elected Board of Directors shall be held immediately following the adjournment of the annual meetings of the stockholders.

 3.7 REGULAR MEETINGS

     Regular meetings of the Board of Directors may be held without notice at the corporate offices or such other place, within or without the State of Delaware, at such time and place as the Board designates.

 3.8 SPECIAL MEETINGS; NOTICE

     Special meetings of the Board may be called at any time by the President or, if he is absent or unable or refuses to act, by any vice president or the Secretary or by any two directors, or by one director if only one is provided.

     At least twenty-four (24) hours notice of the time and place of special meetings shall be delivered personally to the directors or personally communicated to them by a corporate officer by telephone, facsimile or telegraph. If the notice is sent to a director by letter, it shall be addressed to him at his address as it is shown upon the records of the corporation (or if it is not so shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held). In case such notice is sent by letter, it shall be sent by courier at least two (2) days prior to the time of the holding of the meeting. Such mailing, telegraphing, telephoning or delivery as above provided shall be due, legal and personal notice to such director.

     When all of the directors are present at any directors' meeting, however called or noticed, and either (i) sign a written consent thereto on the records of such meeting, or (ii) if a majority of the directors is present and if those not present sign a waiver of notice of such meeting or a consent to holding the meeting or an approval of the minutes thereof, whether prior to or after the holding of such meeting, which said waiver, consent or approval shall be filed with the Secretary of the corporation or (iii) if a director attends a meeting without notice, but without protesting, prior thereto or at its commencement, the lack of notice to him, then the transactions thereof are as valid as if had at a meeting regularly called and noticed.

3.9  QUORUM

     A majority of the number of directors as fixed by the certificate of incorporation or bylaws, shall be necessary to constitute a quorum for the transaction of business, and the action of a majority of the directors present at any meeting at which there is a quorum, when duly assembled, is valid as a corporate act; provided that a minority of the directors, in the absence of a quorum, may adjourn from time to time, but may not transact any business. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of directors, if any action taken is approved by a majority of the required quorum for such meeting.

3.10 WAIVER OF NOTICE

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

3.11 ADJOURNED MEETING; NOTICE

     Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned and held within twenty-four (24) hours, but if adjourned more than twenty-four (24) hours, notice shall be given to all directors not present at the time of the adjournment.

3.12 CONDUCT OF BUSINESS

     Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Chief Executive Officer, if any, or in their absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of any meeting shall determine the order of business and the procedures at the meeting.

3.13 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

     Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or committee.

3.14 FEES AND COMPENSATION OF DIRECTORS

     Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board, a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board, provided that nothing herein contained shall be construed to preclude any director from serving the Company in any other capacity and receiving compensation therefor.

3.15 APPROVAL OF LOANS TO OFFICERS

     The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

3.16 REMOVAL OF DIRECTORS

     Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire Board of Directors may be removed with cause by the holders of a majority of the shares then entitled to vote at an election of directors; provided however, that, if the stockholders of the corporation are entitled to cumulative voting, no individual director maybe removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director if then cumulatively voted at an election of the class of directors of which the director is a part. A vacancy created by the removal of a director may be filled only by the approval of the stockholders.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

3.17 ADVISORY DIRECTORS

     The Board of Directors from time to time may elect one or more persons to be Advisory Directors who shall not by such appointment be members of the Board of Directors. Advisory Directors shall be available from time to time to perform special assignments specified by the Chief Executive Officer or the President, to attend meetings of the Board of Directors upon invitation and to furnish consultation to the Board. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board.


                                  ARTICLE IV

                                  COMMITTEES

 4.1 COMMITTEES OF DIRECTORS

     The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, with each committee to consist of two or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

 4.2 COMMITTEE MINUTES

     Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

 4.3 MEETINGS AND ACTION OF COMMITTEES

     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.7 (regular meetings),
Section 3.8 (special meetings and notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment and notice of adjournment),
Section 3.12 (conduct of business) and Section 3.13 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.


                                   ARTICLE V

                                   OFFICERS

 5.1 OFFICERS

     The officers of the corporation shall be chairman of the board or a president or both, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the Board of Directors, a chief executive officer, one or more vice presidents, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of
Section 5.2 of these bylaws. Any number of offices may be held by the same person.

5.2  ELECTION OF OFFICERS

     Except as otherwise provided in this Section 5.2, the officers of the corporation shall be chosen annually by the Board of Directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

     The Board of Directors may appoint such officers and agents of the business as the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board of Directors may from time to time determine. Any vacancy occurring in any office of the corporation shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

 5.3 REMOVAL AND RESIGNATION OF OFFICERS

     Any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors or, in the case of an officer appointed by the Chief Executive Officer or the President, by the Chief Executive Officer or the President, as the case may be.

     Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective.

 5.4 CHAIRMAN OF THE BOARD

     The Chairman of the Board, if such an officer be elected, shall if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these bylaws.

 5.5 CHIEF EXECUTIVE OFFICER

     The Chief Executive Officer of the corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

 5.6 PRESIDENT

     Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, and the Chief Executive Officer, if there be such an officer, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board and the Chief Executive Officer, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these bylaws.

 5.7 VICE PRESIDENTS

     In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these bylaws, the Chief Executive Officer, the President or the Chairman of the Board.

 5.8 SECRETARY

     The Secretary shall keep or cause to be kept, at the principal executive office of the corporation or other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

     The Secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these bylaws. He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these bylaws.

 5.9 CHIEF FINANCIAL OFFICER

     The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained in accordance with generally accepted accounting principles, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the Chief Executive Officer, the President and the directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these bylaws.

                                  ARTICLE VI

                                   INDEMNITY

 6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts, actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.1 a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, including, without limitation, any direct or indirect subsidiary of the corporation, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

 6.2 INDEMNIFICATION OF OTHERS

     The corporation shall have the power, to the extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including, without limitation, any direct or indirect subsidiary of the corporation, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

 6.3 INSURANCE

     The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of the General Corporation Law of Delaware and this Section 6.

 6.4 PAYMENT OF EXPENSES IN ADVANCE

     Expenses incurred in defending any civil or criminal action or proceeding for which indemnification is required pursuant to Section 6.1, or for which indemnification is permitted pursuant to Section 6.2 following authorization thereof by the Board of Directors, may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Section 6.

6.5  INDEMNITY NOT EXCLUSIVE

     The indemnification provided by this Section 6 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the certificate of incorporation.

 6.6 CONFLICTS

     No indemnification or advance shall be made under this Section 6, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

          (1) That it would be inconsistent with a provision of the certificate of incorporation, these bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

          (2) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.


                                  ARTICLE VII

                              RECORDS AND REPORTS

 7.1 MAINTENANCE AND INSPECTION OF RECORDS

     The corporation shall, either at its principal executive office or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

     Any stockholder of record, in person or by attorney or other agent, shall upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

 7.2 INSPECTION BY DIRECTORS

     Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

 7.3 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

     The Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Secretary, or any other person authorized by the Board of Directors or the Chief Executive Officer, the President or a Vice President, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

 7.4 SUBSIDIARY CORPORATIONS

     Shares of this corporation owned by a subsidiary shall not be entitled to vote on any matter. A subsidiary for these purposes is defined as a corporation, the shares of which possessing more than 25% of the total combined voting power of all classes of shares entitled to vote, are owned directly or indirectly through one or more subsidiaries.


                                  ARTICLE VII

                                GENERAL MATTERS

 8.1 STOCK CERTIFICATES; PARTLY PAID SHARES

     The shares of a corporation shall be represented by certificates, provided that the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by the Chairman of the Board of Directors, or the Chief Executive Officer, the President or a Vice President, and by the Chief Financial Officer or the secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall a dividend upon partly paid shares of the same class but only upon the basis of the percentage of the consideration actually paid thereon.

8.2  LOST CERTIFICATES

     Except as provided in this Section 8.2, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

 8.3 CONSTRUCTION; DEFINITIONS

     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

 8.4 DIVIDENDS

     The directors of the corporation, subject to any restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

     The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

 8.5 FISCAL YEAR

     The fiscal year of the corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

 8.6 SEAL

     The corporation may adopt a corporate seal, which may be altered at its pleasure, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

 8.7 TRANSFER OF STOCK

     Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

 8.8 STOCK TRANSFER AGREEMENTS

     The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

 8.9 REGISTERED STOCKHOLDERS

     The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

 8.1 EXECUTION OF CONTRACTS

     The Board of Directors, except as the Bylaws may otherwise provide, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or agreement, or to pledge its credit, or to render it liable for any purpose or to any amount, except as provided in Section 142 of Delaware General Corporation Law.


                                  ARTICLE IX

                                  AMENDMENTS

     The original or other bylaws of the corporation may be adopted, amended or repealed by a majority of the stockholders entitled to vote: provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal these bylaws.

     Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in said book.


                                   ARTICLE X

                                  DISSOLUTION

     If it should be deemed advisable in the judgment of the Board of Directors of the corporation that the corporation should be dissolved, the Board, after the adoption of a resolution to that effect by a majority of the whole Board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

     At the meeting a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of
Section 275 of the General Corporation Law of

Delaware and setting forth the names and residences of the directors and officers shall be executed, acknowledged, and filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such certificate's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved.


                                  ARTICLE XI

                                   CUSTODIAN

 11. APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES

     The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the corporation is insolvent, to be receivers, of and for the corporation when:

            (a) at any meeting held for the election of directors the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors; or

          (b) the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that the required vote for action by the Board of Directors cannot be obtained and the stockholders are unable to terminate this division; or

          (c) the corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

11.  DUTIES OF CUSTODIAN

     The custodian shall have all the powers and title of a receiver appointed under Section 291 of the General Corporation Law of Delaware, but the authority of the custodian shall be to continue the business of the corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the General Corporation Law of Delaware.


                                 XXXXXXXXXXXX

                                   EXHIBIT D

                   INTEGRATED PACKAGING ASSEMBLY CORPORATION
                       FORM OF INDEMNIFICATION AGREEMENT

     This Indemnification Agreement ("AGREEMENT") is entered into as of the ___ day ________ of 1997 by and between Integrated Packaging Assembly Corporation, a Delaware corporation (the "Company"), and ("Indemnitee").

                                   RECITALS

     A. The Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for its directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

     B. The Company and Indemnitee further recognize substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

     C. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other directors, officers, employees, agents and fiduciaries of the Company may not be willing to continue to serve in such capacities without additional protection.

     D. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to continue to provide services to the Company, wishes to provide for the indemnification and advancing of expenses to Indemnitees to the maximum extent permitted by law.

     E. In view of the considerations set forth above, the Company desires that Indemnitee be indemnified by the Company as set forth herein.

     NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

     1.   Indemnification.

          (a) Indemnification of Expenses. The Company shall indemnify to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or are threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believe might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a "Claim") by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity (hereinafter an "Indemnifiable Event") against any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on Indemnitees as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter "EXPENSES"), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than twenty (20) days after written demand by Indemnitees therefor is presented to the Company.

          (b) Reviewing Party. Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as described in Section 10(e) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 1(c) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to
Section 2(a) (an "EXPENSE ADVANCE") shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agree to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commence legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). The Indemnitee's obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 10(c) hereof), the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 1(c) hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

          (c) Change in Control. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then, with respect to all matters thereafter arising concerning the rights of Indemnitees to payments of Expenses and Expense Advances under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(d) hereof) shall be selected by Indemnitees and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          (d) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 8 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, proceeding, inquiry or investigation referred to in Section (1)(a) hereof or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

     2.   Expenses; Indemnification Procedure.

          (a) Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than twenty (20) days after written demand by Indemnitee therefor to the Company.

          (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          (c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

          (d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

          (e) Selection of Counsel. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim, the Company shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against Indemnitee without the consent of the Indemnitee.

     3.   Additional Indemnification Rights; Nonexclusivity.

          (a) Scope. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 8(a) hereof.

          (b) Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action Indemnitee took or did not take while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

     4. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Certificate of Incorporation, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

     5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

     6. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     7. Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors' and officers' liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

     8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          (a) Excluded Action or Omissions. To indemnify Indemnitee for Expenses resulting from acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law;

          (b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be;

          (c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous; or

          (d) Claim Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

     10.  Construction of Certain Phrases.

          (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

          (c) For purposes of this Agreement a "Change in Control" shall be deemed to have occurred if, on or after the date of this Agreement, (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said
Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

          (d) For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 1(c) hereof, who shall not have otherwise performed services for the Company or Indemnitees within the last three (3) years (other than with respect to matters concerning the rights of Indemnitees under this Agreement, or of other indemnitees under similar indemnity agreements);

          (e) For purposes of this Agreement, a "Reviewing Party" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

          (f) For purposes of this Agreement, "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

     11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

     12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims relating to Indemnifiable Events regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary of the Company or of any other enterprise at the Company's request.

     13. Attorneys' Fees. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee's counterclaims and crossclaims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that each of Indemnitee's material defenses to such action was made in bad faith or was frivolous.

     14. Notice. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one day after the business day of delivery by facsimile transmission, if delivered by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed if to Indemnitee, at the Indemnitee's address as set forth beneath Indemnitee's signature to this Agreement and if to the Company at the address of its principal corporate offices (attention: Secretary) or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

     15. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

     16. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this

Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     17. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents, entered into and to be performed entirely within the State of Delaware, without regard to the conflict of laws principles thereof.

     18. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     19. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     20. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

     21. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              INTEGRATED PACKAGING ASSEMBLY CORPORATION, a Delaware corporation


                              By:
                                 --------------------------------------

                              Title:
                                    -----------------------------------

                              Address:
                                      ---------------------------------
                                      ---------------------------------



AGREED TO AND ACCEPTED BY:


--------------------------
[Signature of Indemnitee]

Address:
        ------------------
        ------------------

                                   EXHIBIT E

                   DESCRIPTION OF THE 1993 STOCK OPTION PLAN

     General. The Company's 1993 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors in April 1993 and approved by the shareholders in June 1993. The Option Plan authorizes the Board, or one or more committees which the Board may appoint from among its members (the "Committee"), to grant stock options. Prior to the proposed amendment to the Option Plan to be voted on at the Annual Meeting, a total of 2,014,921 shares of Common Stock has been reserved for issuance under the Option Plan. Options granted under the Option Plan may be either "incentive stock options" as defined in Section 422 of the Code, or nonstatutory stock options, as determined by the Board or the Committee.

     Purpose. The general purpose of the Option Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants and to promote the success of the Company's business.

     Administration. The Option Plan may be administered by the Board or the Committee (collectively, the "Administrator"). Subject to the other provisions of the Option Plan, the Administrator has the authority to: (i) determine the fair market value of the stock; (ii) approve forms of agreement for use under the Option Plan; (iii) select the persons to whom options are to be granted;
(iv) determine the number of shares to be made subject to each option; (v) determine whether and to what extent options are to be granted; (vi) prescribe the terms and conditions of each option (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory option and the provisions of the stock option to be entered into between the Company and the grantee); and (vii) reduce the exercise price of an option to the then current fair market value. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of options and on all persons deriving their rights therefrom.

     Eligibility. The Option Plan provides that options may be granted to the Company's Employees and Consultants (as such terms are defined in the Option
Plan). Incentive stock options may be granted only to Employees. Any optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company (a "10% Shareholder") is not eligible for the grant of an option unless the exercise price of the option is at least 110% of the fair market value of the Common Stock on the date of grant.

     Terms and Conditions of Options. Each option granted under the Option Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

     (a) Exercise Price. The Administrator determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, excluding options issued to 10% Shareholders, the exercise price under an incentive stock option must not be less than 100% of the fair market value of the Common Stock on the date the option is granted and the exercise price of a nonstatutory stock option must not be less than 85% of the fair market value of the Common Stock on the date the option is granted. Generally, the fair market value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market on the last market trading day prior to the date of determination.

     (b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, promissory note, other shares of Common Stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from the sale or loan proceeds, or by a combination thereof.

     (c) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the Option Plan be exercised more than ten (10) years after the date of grant. Moreover, in the case of an incentive stock option granted to a 10% Shareholder, the term of the option shall be for no more than five (5) years from the date of grant. No options may be exercised by any person after the expiration of its term.

     (d) Termination of Employment. If an optionee's employment terminates for any reason (other than death or permanent disability), the optionee may exercise his or her option, but only within such period of time as is determined by the Administrator at the time of grant (such period not to exceed ninety (90) days in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). To the extent that the optionee was not entitled to exercise an option at the date of such termination, and to the extent that the optionee does not exercise such option (to the extent otherwise so entitled) within the time permitted, the option shall terminate.

     (e) Permanent Disability. If an Employee is unable to continue employment with the Company as a result of disability, then all options held by such optionee under the Option Plan shall expire upon the earlier of (i) twelve (12) months after the date of termination of such employment or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

     (f) Death. If an optionee dies while employed by the Company, his or her option shall expire upon the earlier of (i) twelve (12) months after the optionee's death or (ii) the expiration date of the option. The executor or other legal representative of the optionee may exercise all or part of the optionee's option at any time before such expiration to the extent that such option was exercisable at the time of death.

     (g) Nontransferability of Options. During an optionee's lifetime, his or her option(s) shall be exercisable only by the optionee and shall not be transferable other than by will or laws of descent and distribution.

     (h) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

     (i) Rule 162(m) Limitation. No Employee may be granted, during any fiscal year of the Company, options to purchase more than 250,000 shares of Common Stock; provided, however, that an Employee may be granted options to purchase an additional 250,000 shares of Common Stock in connection with his or her initial employment.

     Adjustment Upon Change in Capitalization, Change in Control. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Option Plan, the number of shares of stock subject to any option outstanding under the Option Plan, and the exercise price of any such outstanding option. Any such adjustment will be made by the Board, whose determination shall be conclusive.

     In connection with any merger, consolidation, acquisition of assets or like event involving the Company, each outstanding option may be assumed or an equivalent option substituted by a successor corporation. If the successor corporation does not assume the options or substitute substantially equivalent options, the Administrator will provide for optionees to have the right to exercise the option as to all or a portion of the optioned stock, including shares as to which it would not otherwise be exercisable.

     Amendments, Suspensions and Termination of the Option Plan. The Board may amend, suspend or terminate the Option Plan at any time; provided, however, that shareholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act or Section 422 of the Code, or any similar rule or statute. In any event, the Option Plan will terminate automatically in April 2003.

     Federal Tax Information for Option Plan. Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two (2) years after grant of the option and one (1) year after exercising the option, any gain or loss will be treated as long term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

                  INTEGRATED PACKAGING ASSEMBLY CORPORATION

                             1993 STOCK OPTION PLAN

                     (as amended through January 23, 1997)*



     1.   Purposes of the Plan.  The purposes of this Stock Option Plan are to
          --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under this Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" means the Board or any of its Committees appointed
               -------------
pursuant to Section 4 of the Plan.

          (b) "Board" means the Board of Directors of the Company.
               -----

          (c) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (d) "Committee"  means the Committee appointed by the Board of
               ---------
Directors in accordance with paragraph (a) of Section 4 of the Plan.

          (e) "Company" means Integrated Packaging Assembly Corporation, a
               -------
California corporation.

          (f) "Consultant" means any person, including an advisor, who is
               ----------
engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (g) "Continuous Status as an Employee" means the absence of any
               --------------------------------
interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, such leave is for a period of not more than ninety (90) days, unless
_________________________

     *The amendment was approved by the Board of Directors on such date subject to shareholder approval.

reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (h) "Employee" means any person, including officers and directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (i) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (j) "Fair Market Value" means, as of any date, the value of the Stock
               -----------------
determined as follows:

               (i) If the Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock or;

               (iii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

     (k) "Incentive Stock Option" means an Option intended to qualify as an
          ----------------------
incentive stock option within the meaning of Section 422 of the Code.

     (l) "Nonstatutory Stock Option" means an Option not intended to qualify as
          -------------------------
an Incentive Stock Option.

     (m) "Option" means a stock option granted pursuant to the Plan.
          ------

     (n) "Optioned Stock" means the Stock subject to an Option.
          --------------

     (o) "Optionee" means an Employee or Consultant who receives an Option.
          --------

     (p) "Parent" means a "parent corporation," whether now or hereafter
          ------
existing, as defined in Section 424(e) of the Code.

     (q) "Plan" means this 1993 Stock Option Plan.
          ----

     (r) "Share" means a share of the Stock, as adjusted in accordance with
          -----
Section 12 of the Plan.

     (s) "Stock" means the Common Stock of the Company;
          -----

     (t) "Subsidiary" means a "subsidiary corporation", whether now or hereafter
          ----------
existing, as defined in Section 424(f) of the Code.

  3. Stock Subject to the Plan.  Subject to the provisions of Section 12 of the
     -------------------------
Plan, the maximum number of shares of Stock which may be optioned and sold under the Plan is 2,514,921 shares. The shares may be authorized, but unissued, or reacquired Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

  4. Administration of the Plan.
     --------------------------

     (a)  Procedure.
          ---------

          (i)    Administration With Respect to Directors and Officers.  With
                 -----------------------------------------------------
respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

          (ii)   Multiple Administrative Bodies.  If permitted by Rule 16b-3,
                 ------------------------------
the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

          (iii)  Administration With Respect to Consultants and Other
                 ----------------------------------------------------
Employees.  With respect to grants of Options to Employees or Consultants who
---------
are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of the corporate and securities laws of California and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

     (b) Powers of the Administrator.  Subject to the provisions of the Plan and
         ---------------------------
in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Stock, in accordance with Section 2(j) of the Plan;

               (ii) to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Stock to be covered by each such award granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion); provided, however, that so long as a permit under Section 25113 of the California Corporation Code is in effect with respect to the Plan, each Option under this Plan must vest at a rate of no less
                                                                        -------
than 20% per year over 5 years;
----

               (vii) to determine whether and under what circumstances an Option may be bought-out for cash under subsection 9(f);

               (viii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

               (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Stock covered by such Option shall have declined since the date the Option was granted; and

               (x) to provide for the early exercise of an Option for the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine.

     (c) Effect of Committee's Decision.  All decisions, determinations and
         ------------------------------
interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

  5. Eligibility.
     -----------

     (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

     (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

     (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     (e) Upon the Company or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Options to Employees:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

               (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 250,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11.

               (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

  6. Term of Plan.  The Plan shall become effective upon the earlier to occur of
     ------------
its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect until April 6, 2003 unless sooner terminated under Section 14 of the Plan.

  7. Term of Option.  The term of each Option shall be the term stated in the
     --------------
Option Agreement; provided, however, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

  8. Option Exercise Price and Consideration.
     ---------------------------------------

     (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                           (A) granted to an Employee who, at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                           (B) granted to any Employee, the per Share exercise
price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii)  In the case of a Nonstatutory Stock Option

                           (A) granted to a person who, at the time of the grant
of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                           (B) granted to any person, the per Share exercise
price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other shares of the Company's capital stock which (x) in the case of shares of the Company's capital stock acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, (7) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

  9. Exercise of Option.
     ------------------

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted
         -----------------------------------------------
hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised, and the Optionee deemed to be a shareholder of the shares being purchased upon exercise, when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Employment. In the event of termination of an Optionee's
         -------------------------
consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, within at least thirty (30) days with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (c) Disability of Optionee.  Notwithstanding the provisions of Section 9(b)
         ----------------------
above, in the event of termination of an Optionee's Consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (d) Death of Optionee.  In the event of the death of an Optionee, the
         -----------------
Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (e) Rule 16b-3.  Options granted to persons subject to Section 16(b) of the
         ----------
Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     (f) Buyout Provisions.  The Administrator may at any time offer to buy out
         -----------------
for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

  10.  Non-Transferability of Options.  The Option may not be sold, pledged,
       ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

  11.  Adjustments Upon Changes in Capitalization, Liquidation, Merger or Asset
       ------------------------------------------------------------------------
Sale.
----

       (a) Changes in Capitalization.  Subject to any required action by the
           -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) Dissolution or Liquidation.  In the event of the proposed dissolution
         --------------------------
or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

     (c) Merger or Asset Sale.  In the event of a merger of the Company with or
         --------------------
into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

  12.  Time of Granting Options.  The date of grant of an Option shall, for all
       ------------------------
purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

  13.  Amendment and Termination of the Plan.
       -------------------------------------

       (a) Amendment and Termination.  The Board may at any time amend, alter,
           -------------------------
suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) Effect of Amendment or Termination.  Any such amendment or termination
         ----------------------------------
of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

  14.  Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant
       ----------------------------------
to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

  15.  Reservation of Shares.  The Company, during the term of this Plan, will
       ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  16.  Agreements.  Options shall be evidenced by written agreements in such
       ----------
form as the Board shall approve from time to time.

  17.  Shareholder Approval.  Continuance of the Plan shall be subject to
       --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                   INTEGRATED PACKAGING ASSEMBLY CORPORATION
                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                      SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints Victor A. Batinovich and Tony Lin, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock of Integrated Packaging Assembly Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at the Company's offices at 2221 Old Oakland Road, San Jose, California on Tuesday, June 17, 1997 at 10:00 a.m. Pacific Time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side hereof and as more particularly described in the Proxy Statement of the Company dated May __, 1997 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting.
The undersigned hereby acknowledges receipt of the Company's Annual Report for the year ended December 31, 1996.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 THROUGH 4.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/x/     PLEASE MARK VOTES AS IN THIS EXAMPLE

1.      ELECTION OF DIRECTORS.

                            FOR         WITHHELD
Victor A. Batinovich       / /          / /

Philip R. Chapman          / /          / /

Gill Cogan                 / /          / /

Paul R. Low                / /          / /

Eric A. Young              / /          / /

MARK HERE IF YOU PLAN TO ATTEND THE MEETING    / /

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW    / /

2. PROPOSAL TO APPROVE A CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE, AND THEREBY TO EFFECT THE FOLLOWING CHANGES TO THE
     COMPANY: THE ELIMINATION OF THE RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING AND TO ACT BY WRITTEN CONSENT, THE ELIMINATION OF CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS, THE ADDITION OF ADVANCE NOTICE REQUIREMENTS FOR DIRECTOR NOMINEES AND BUSINESS ITEMS PROPOSED BY SHAREHOLDERS, AND THE ELIMINATION OF THE RIGHT TO REMOVE DIRECTORS WITHOUT CAUSE.

              FOR           AGAINST        ABSTAIN

             /  /            /  /           /  /

3. PROPOSAL TO AMEND THE COMPANY'S 1993 STOCK OPTION PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES ISSUABLE THEREUNDER BY 500,000 SHARES TO A TOTAL OF 2,514,921 SHARES.

              FOR           AGAINST        ABSTAIN

             /  /            /  /           /  /

4. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

              FOR           AGAINST        ABSTAIN

             /  /            /  /           /  /

     AND IN THEIR DISCRETION, UPON SUCH OTHER MATTER, OR MATTERS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE, FOR THE AMENDMENT TO THE COMPANY'S 1993 STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


Signature:___________________________________ Date:_____________________________

Signature:___________________________________ Date:_____________________________